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                                                                    EXHIBIT 99.2

================================================================================







                          AGREEMENT AND PLAN OF MERGER




                                      AMONG




                             LOGAN'S ROADHOUSE, INC.


                                CBRL GROUP, INC.


                     CRACKER BARREL OLD COUNTRY STORE, INC.


                                       AND


                             LRI MERGER CORPORATION




                          DATED AS OF DECEMBER 10, 1998








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                                TABLE OF CONTENTS



ARTICLE I MERGER..................................................................................................1
         SECTION 1.1       The Merger.............................................................................1
         SECTION 1.2       Filing.................................................................................2
         SECTION 1.3       Effective Date of the Merger...........................................................2

ARTICLE II BOARD OF DIRECTORS AND OFFICERS........................................................................2
         SECTION 2.1       Directors..............................................................................2
         SECTION 2.2       Officers...............................................................................2
         SECTION 2.3       Charter and Bylaws.....................................................................2

ARTICLE III CONVERSION OF SHARES..................................................................................2
         SECTION 3.1       Conversion.............................................................................2

ARTICLE IV CERTAIN EFFECTS OF MERGER..............................................................................4
         SECTION 4.1       Effect of Merger.......................................................................4

ARTICLE V COMPANY STOCK PLANS.....................................................................................4
         SECTION 5.1       Outstanding Stock Options..............................................................4
         SECTION 5.2       Withholding Rights.....................................................................4

ARTICLE VI REPRESENTATIONS AND WARRANTIES.........................................................................5
         SECTION 6.1       Representations and Warranties by the Company..........................................5
                  (a)      Organization and Qualification, etc....................................................5
                  (b)      Capital Stock..........................................................................5
                  (c)      Authority Relative to Agreement........................................................5
                  (d)      Non-Contravention......................................................................6
                  (e)      Consents, etc..........................................................................6
                  (f)      SEC Documents..........................................................................6
                  (g)      Subsidiaries...........................................................................6
                  (h)      Financial Statements...................................................................7
                  (i)      Absence of Certain Changes or Events...................................................7
                  (j)      Governmental Authorization and Compliance with Laws....................................8
                  (k)      Absence of Undisclosed Liabilities and Agreements......................................8
                  (l)      Tax Matters............................................................................9
                  (m)      Title to Properties; Absence of Liens and Encumbrances, etc............................9
                  (n)      Material Contracts.....................................................................9
                  (o)      Litigation............................................................................10
                  (p)      Labor Matters and Controversies.......................................................10





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
                  (q)      Insider Interests.....................................................................11
                  (r)      Trade Names, Trademarks, etc..........................................................11
                  (s)      Insurance.............................................................................11
                  (t)      Employee Benefit Plans and Employment Agreements......................................11
                  (u)      Environmental Matters.................................................................14
         SECTION 6.2       Representations and Warranties by CBRL and Cracker Barrel.............................15
                  (a)      Organization and Qualification, etc...................................................15
                  (b)      Authority Relative to Agreement.......................................................15
                  (c)      Non-Contravention.....................................................................15
                  (d)      Consents, etc.........................................................................16
         SECTION 6.3       Representations and Warranties by LRI.................................................16
                  (a)      Organization and Qualification, etc...................................................16
                  (b)      Capital Stock.........................................................................16
                  (c)      Authority Relative to Agreement.......................................................16
                  (d)      Non-Contravention.....................................................................16
                  (e)      Consents, etc.........................................................................16
                  (f)      Other Matters.........................................................................16

ARTICLE VII ADDITIONAL COVENANTS AND AGREEMENTS..................................................................17
         SECTION 7.1       Conduct of Business...................................................................17
                  (a)      Operations in the Ordinary Course of Business.........................................17
                  (b)      Forbearances..........................................................................17
         SECTION 7.2       Stockholders' Meeting.................................................................18
         SECTION 7.3       Proxy Statement.......................................................................18
         SECTION 7.4       Regulatory Consents, Authorizations, etc..............................................19
         SECTION 7.5       Investigation.........................................................................19
         SECTION 7.6       Public Announcements..................................................................19
         SECTION 7.7       Expenses; Certain Payments............................................................20
         SECTION 7.8       No Solicitation of Transactions.......................................................20
         SECTION 7.9       Additional Agreements.................................................................20
         SECTION 7.10      Proxy Statement.......................................................................20
         SECTION 7.11      Employees of the Company..............................................................21
         SECTION 7.12      Indemnification; Directors and Officers Insurance.....................................21

ARTICLE VIII CONDITIONS TO THE MERGER............................................................................21
         SECTION 8.1       Conditions to Merger Relating to CBRL, Cracker Barrel and LRI.........................21
                  (a)      Stockholder Approval..................................................................21
                  (b)      Regulatory Consents, Authorizations, etc..............................................21
                  (c)      Injunction, etc.......................................................................22
                  (d)      Representations and Warranties........................................................22
                  (e)      Certificate...........................................................................22
                  (f)      Opinion of Company's Counsel..........................................................22
                  (g)      Letters from Accountants..............................................................24




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
                  (h)      Additional Certificates, etc..........................................................24
                  (i)      Antitrust Improvements Act............................................................25
         SECTION 8.2       Conditions to the Merger Relating to the Company......................................25
                  (a)      Stockholder Approval..................................................................25
                  (b)      Regulatory Consents, Authorizations, etc..............................................25
                  (c)      Injunction, etc.......................................................................25
                  (d)      Representations and Warranties........................................................25
                  (e)      Certificate...........................................................................25
                  (f)      Opinion of Counsel to CBRL, Cracker Barrel and LRI....................................25
                  (g)      Additional Certificates, etc..........................................................27
                  (h)      Antitrust Improvements Act............................................................27
                  (i)      Investment Bankers' Opinion...........................................................27
                  (j)      Grant of CBRL Options.................................................................27

ARTICLE IX TERMINATION AND ABANDONMENT...........................................................................28
         SECTION 9.1       Termination and Abandonment...........................................................28
         SECTION 9.2       Expiration............................................................................28
         SECTION 9.3       Effect of Termination.................................................................28

ARTICLE X MISCELLANEOUS..........................................................................................29
         SECTION 10.1      Waiver of Conditions..................................................................29
         SECTION 10.2      Closing ..............................................................................29
         SECTION 10.3      Notices  .............................................................................29
         SECTION 10.4      Financial Advisors....................................................................30
         SECTION 10.5      Counterparts..........................................................................30
         SECTION 10.6      Headings .............................................................................30
         SECTION 10.7      Variation and Amendment...............................................................30
         SECTION 10.8      No Survival of Representations or Warranties..........................................30
         SECTION 10.9      Schedules.............................................................................30
         SECTION 10.10     Miscellaneous.........................................................................30




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                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER, dated as of December 10, 1998 ("Agreement"), among Logan's Roadhouse, Inc., a Tennessee corporation (the "Company" or "Surviving Corporation"), CBRL Group, Inc., a Tennessee corporation ("CBRL"), Cracker Barrel Old Country Store, Inc., a Tennessee corporation ("Cracker Barrel"), and LRI Merger Corporation, a Tennessee corporation ("LRI").

                              W I T N E S S E T H :

         WHEREAS, CBRL and LRI desire that LRI merge with and into the Company (the "Merger"), and the Company also desires that LRI merge with and into the Company, upon the terms and conditions set forth in this Agreement and in accordance with the Tennessee Business Corporation Act ("TBCA"), and that the outstanding shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company, excluding any such shares of Common Stock held in the treasury of the Company, be converted upon the consummation of the Merger into the right to receive $24 per share (the "Merger Consideration"), in cash, without interest;

         WHEREAS, CBRL and Cracker Barrel are affiliated companies in the midst of a corporate restructuring, as a result of which by or on December 31, 1998 CBRL will own 100% of Cracker Barrel (the "Reorganization"), and CBRL intends to operate as a holding company, and from time to time to develop or acquire other businesses which will be held as wholly-owned operating subsidiaries;

         WHEREAS, Cracker Barrel and CBRL are cooperating in all respects throughout the course of the foregoing transactions to consummate the Merger as stated in this Agreement, and it is contemplated that the Reorganization will be completed following the formal creation of the holding company structure, and that CBRL will be the sole owner and parent of the Surviving Corporation upon implementation of this Agreement;

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         SECTION 1.1 The Merger. At the Effective Time (as hereinafter defined), LRI shall be merged with and into the Company on the terms and conditions hereinafter set forth as permitted by and in accordance with the TBCA. Thereupon the separate existence of LRI shall cease, and the Company, as the Surviving Corporation, shall continue to exist under and be governed by the TBCA.




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         SECTION 1.2 Filing. As soon as practicable following fulfillment of the conditions specified in Sections 8.1(a), (b) and (i) and 8.2(a), (b) and (h), and upon fulfillment or waiver of the remaining conditions specified in Article VIII, and provided that this Agreement has not been terminated and abandoned pursuant to Article IX, CBRL and the Company will cause Articles of Merger prepared in accordance with the TBCA (the "Articles of Merger") to be executed and filed for record with the Secretary of State of the State of Tennessee.

         SECTION 1.3 Effective Date of the Merger. The Merger shall become effective at the time that the Articles of Merger have been accepted for record as referred to in Section 1.2. The date and time of such filing is the "Effective Time".


                                   ARTICLE II
                         BOARD OF DIRECTORS AND OFFICERS

         SECTION 2.1 Directors. From and after the Effective Time, the members of the Board of Directors of the Surviving Corporation shall consist of the members of the Board of Directors of LRI, whose members are set forth in
Schedule 2.1, with each of the members of the Board of Directors of the Surviving Corporation to serve until his successor is elected and is qualified or until his earlier death, resignation or removal.

         SECTION 2.2 Officers. From and after the Effective Time, each officer of the Company immediately prior to the Effective Time shall be an officer of the Surviving Corporation in the same capacity or capacities, until his successor is elected and qualified or until his earlier death, resignation or removal.

         SECTION 2.3 Charter and Bylaws. At the Effective Time, the Amended and Restated Charter of the Company (the "Company Charter"), as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. At the Effective Time, the Bylaws of the Company (the "Company Bylaws"), as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by the Charter of the Surviving Corporation or by applicable law.


                                   ARTICLE III
                              CONVERSION OF SHARES

         SECTION 3.1 Conversion.

         (a) Subject to the other subsections of this Section 3.1, on the Effective Time each share of Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically and without any action on the part of the Company or the holder thereof,





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become and be converted into the right to receive $24.00 in cash, without interest. The Merger Consideration shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of shares of Common Stock outstanding that occurs after the date of this Agreement. No share of the Common Stock shall be deemed to be outstanding or to have any rights other than payment therefor after the Effective Time.

         (b) On the Effective Time, holders of certificates which represent shares of Common Stock outstanding immediately prior to the Effective Time ("Old Certificates") shall cease to be, and shall have no rights as, stockholders of the Company.

         (c) On the Effective Time, each share of Common Stock, if any, held in the treasury of the Company shall be canceled.

         (d) On the Effective Time, each issued and outstanding share of Common Stock, $.01 par value per share, of LRI shall be converted into one share of Common Stock of the Surviving Corporation.

         (e) Immediately after the Effective Time, CBRL will furnish to SunTrust Bank, N.A. (the "Paying Agent") a corpus (the "Payment Fund") consisting of cash sufficient in the aggregate for the Paying Agent to make full payment of the Merger Consideration to those who were holders of the outstanding shares of the Common Stock immediately prior to the Effective Time, and CBRL will cause the Paying Agent to mail a letter of transmittal (with instructions for its use) in the form attached hereto as Exhibit A to such former record holders of outstanding shares of the Common Stock for use in surrendering the certificates which represented his or its shares of the Common Stock against payment of the Merger Consideration.

         (f) CBRL may cause the Paying Agent to invest the cash included in the Payment Fund in securities issued or guaranteed by the United States of America, investment grade commercial paper or securities of comparable credit and quality; provided, however, that the terms and conditions of the investments shall be such as to permit the Paying Agent to make prompt payment of the Merger Consideration as necessary. The Paying Agent shall pay over to the Surviving Corporation any net earnings with respect to the investments.

         (g) CBRL may cause the Paying Agent to pay over to the Surviving Corporation any portion of the Payment Fund (including any earnings thereon) remaining 180 days after the Effective Time, and thereafter all former stockholders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat, and other similar laws) as general creditors thereof with respect to the cash payable upon surrender of their certificates.

         (h) CBRL shall cause the Surviving Corporation to pay all charges and expenses of the Paying Agent.





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         (i) If any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Old Certificate, the Paying Agent will include in the Payment Fund cash sufficient to make full payment of the Merger Consideration with respect to such lost, stolen or destroyed Old Certificate.

                                   ARTICLE IV
                            CERTAIN EFFECTS OF MERGER

         SECTION 4.1 Effect of Merger. Upon and after the Effective Time, the separate existence of each constituent corporation party to the Articles of Merger, except the Surviving Corporation, ceases; the assets and liabilities of each constituent corporation party to the Articles of Merger vest in the Surviving Corporation without reversion or impairment; and the Charter of the Surviving Corporation shall be amended if and to the extent provided in this Agreement.

                                    ARTICLE V
                               COMPANY STOCK PLANS

         SECTION 5.1 Outstanding Stock Options. On the date on which the stockholders of the Company approve the adoption of this Agreement, all employee stock options then outstanding under the Company's 1995 Incentive Stock Plan, as amended, and 1995 Non-Employee Director Stock Option Plan, as amended (collectively, the "Stock Option Plans"), to the extent not otherwise exercisable by their terms, shall become immediately exercisable at the exercise price set forth in such options. The holder of an option may elect to exercise such option pursuant to the terms of the Stock Option Plans and receive shares of Common Stock, which shares would then be converted into the right to receive $24.00 in cash in accordance with Section 3.1(a) hereof. Any options not so exercised shall thereupon terminate and each such option holder shall be entitled to receive $24.00 in cash, less the exercise price and applicable taxes, for each share of Common Stock that the holder would have been entitled to receive upon exercise of the option if the Merger had not been consummated.

         SECTION 5.2 Withholding Rights. Each of the Company, LRI, Cracker Barrel and CBRL shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to any holder of shares of Common Stock or any holder of stock options such taxes as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code, or any provision of state, local or foreign tax law. To the extent that amounts are required to be so withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the holders of shares of Common Stock and holders of stock options in respect of which such deductions and withholding was made by the Company, LRI, Cracker Barrel or CBRL, as the case may be.





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                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         SECTION 6.1 Representations and Warranties by the Company. The Company represents and warrants to CBRL, Cracker Barrel and LRI as follows:

         (a) Organization and Qualification, etc.. The Company is a corporation duly organized and validly existing under the laws of the State of Tennessee, has corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (if applicable) in each jurisdiction where such qualification is required. The copies of the Company Charter and the Company Bylaws, as amended to date, which have been delivered to CBRL, are complete and correct, and such instruments, as so amended, are in full force and effect at the date of this Agreement and at the Effective Time.

         (b) Capital Stock. The authorized capital stock of the Company consists of (i) 15,000,000 shares of Common Stock, of which as of December 9, 1998, 7,198,550 shares of Common Stock were validly issued and outstanding, fully paid and nonassessable, and no shares of Common Stock were held in the treasury of the Company, and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share, of the Company, none of which are outstanding. As of the date hereof, the Company had 221,569 authorized but unissued shares of Common Stock reserved for issuance pursuant to options to be granted under the Stock Option Plans. Since the date hereof, no shares of Common Stock have been issued except pursuant to options granted prior to that date under the Stock Option Plans. As of the date hereof, except for outstanding options under its Stock Option Plans to purchase 700,931 shares, the Company has no commitments to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of its capital stock and no securities or obligations evidencing any such rights are outstanding. None of the shares of the capital stock of the Company was issued in violation of the Securities Act of 1933, as amended, or any regulation or rule issued thereunder, or any other federal or state law relating to the sale and issuance of securities.

         (c) Authority Relative to Agreement. The Company has the corporate power and authority to execute and deliver this Agreement and, subject to the receipt of the approval of this Agreement by the affirmative vote of the holders of the requisite number of the outstanding shares of Common Stock, to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated on its part hereby have been duly authorized by its Board of Directors. Except for the approval of this Agreement by the stockholders of the Company, no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company.





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         (d) Non-Contravention. Except as set forth in Schedule 6.1(d), the execution and delivery of this Agreement by the Company do not and, subject to the approval of the adoption of this Agreement by the stockholders of the Company, the consummation by the Company of the transactions contemplated hereby will not violate any provision of the Company Charter or the Company Bylaws, or violate, or result, with the giving of notice or the lapse of time or both, in a violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of the Company or any of its Subsidiaries (as defined herein) pursuant to any provision of, any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which the Company or any of its Subsidiaries is a party or by which any of them is bound, and do not and will not violate or conflict with any other restriction of any kind or character to which the Company or any of its Subsidiaries is subject or by which any of their assets may be bound, and the same does not and will not constitute an event permitting termination of any mortgage, lien, lease, agreement, license or instrument to which the Company or any of its Subsidiaries is a party, except for any such violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a material adverse effect on the financial condition of the Company.

         (e) Consents, etc. Except as set forth in Schedule 6.1(e) and except for the filing of the Proxy Statement (as hereinafter defined) with the Securities and Exchange Commission (the "SEC"), filings with the Federal Trade Commission (the "FTC") and the Department of Justice ("Justice") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Antitrust Improvements Act") and the filing of the Articles of Merger with the Secretary of State of Tennessee, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby.

         (f) SEC Documents. The Company has filed with the SEC all reports, schedules, forms, statements and other documents required to be filed with the SEC by the Securities Exchange Act of 1934, as amended (the "1934 Act"), since January 1, 1998 through the date hereof (the "Company SEC Documents"). All of the Company SEC Documents, as of their respective filing dates, complied as to form in all material respects with all applicable requirements of the 1934 Act and the rules and regulations promulgated thereunder. To the knowledge of the executive officers of the Company, no facts or circumstances exist that would require the Company to file a Current Report on Form 8-K to amend any previously filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K.

         (g) Subsidiaries. Schedule 6.1(g) hereto sets forth each Subsidiary of the Company ("Subsidiary" or "Subsidiaries," as the case may be). The Company owns, directly or indirectly, all of the outstanding capital stock of each of its Subsidiaries, free and clear of all liens, charges, pledges, security interests or other encumbrances, and all such capital stock is duly authorized, validly issued and outstanding, fully paid and nonassessable, and neither the Company nor any Subsidiary has, other





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

than in the ordinary and usual course of business or as shown on Schedule 6.1(g), made any material investment in, or material advances of cash or other extension of credit to, any company other than its Subsidiaries. None of the Subsidiaries has any commitment to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person (other than the Company) any right to acquire from such Subsidiary, any shares of its capital stock, and no such securities or obligations are outstanding. Each Subsidiary is an entity duly organized, validly existing and in good standing (if applicable) under the laws of its jurisdiction of formation, has the corporation or partnership power and authority, as the case may be, to own all of its properties and assets and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (if applicable) in each jurisdiction where such qualification is required, except where the failure to be so organized, existing, in good standing, qualified to do business or to have such power and authority would not, individually or in the aggregate, have a material adverse effect on the financial condition of the Company.

         (h) Financial Statements. The Company has previously furnished CBRL with a true and complete copy of the consolidated balance sheets of the Company and its Subsidiaries as of December 28, 1997, December 29, 1996 and December 31, 1995 and the related consolidated statements of income, stockholders' equity and changes in financial position for the fiscal years then ended, including the notes thereto, certified by independent certified public accountants (the "Audited Financial Statements"). The Audited Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and present fairly the consolidated financial position of the Company and its Subsidiaries as of such respective dates and their consolidated results of operations for the periods then ended.

         (i) Absence of Certain Changes or Events. Except as set forth in
Schedule 6.1(i), since October 4, 1998 there has not been (i) any damage, destruction or other casualty loss with respect to property owned by the Company or any of its Subsidiaries not covered by insurance, or any strike, work stoppage or slowdown or other labor trouble involving the Company or any of its Subsidiaries which, in any of such cases, materially and adversely affected, or could affect in the future, the financial condition of the Company and its Subsidiaries considered as a whole; (ii) any material adverse change in the financial condition of the Company and its Subsidiaries, considered as a whole, excluding any changes and effects resulting from changes in economic, regulatory or political conditions or changes in conditions generally applicable to the industries in which the Company and its Subsidiaries are involved and which do not affect the Company in a manner materially disproportionate to the effect on CBRL and except for any such changes or effects resulting from this Agreement, the transactions contemplated hereby or the announcement thereof, or changes or effects previously disclosed in writing (including all Schedules attached hereto) by the Company to CBRL and its representatives; (iii) any issuance by the Company or any of its Subsidiaries of any shares, options, calls or commitments relating to shares of the Company's or its Subsidiaries' capital stock, or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from the Company or any of its Subsidiaries, any shares of the Company's or its Subsidiaries' capital stock, other than the issuance by the company pursuant to the Stock Option Plans of shares of Common Stock upon the exercise of options granted under such Stock Option






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

Plans, or any redemption, purchase or other acquisition by the Company or any of its Subsidiaries of any such shares; (iv) any split, combination or other similar change in the outstanding shares of the Company; or (v) any declaration, setting aside or payment of any dividend (whether in cash, capital stock or property) with respect to the capital stock of the Company.

         (j) Governmental Authorization and Compliance with Laws. Except as set forth in Schedule 6.1(j), to the knowledge of the executive officers of the Company, the business of the Company and its Subsidiaries has been operated in compliance with the laws, orders, regulations, policies and guidelines of all governmental entities, including without limitation all applicable immigration laws (including Form I-9 completion and record-keeping), except for violations of such laws, orders, regulations, policies and guidelines which, when considered together, do not constitute criminal acts and do not affect materially and adversely the financial position of the Company and its Subsidiaries considered as a whole. Except as set forth on Schedule 6.1(j), to the knowledge of the Company's executive officers, the Company and its Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of their business, except where the failure to obtain any such authorization would not constitute criminal acts and, when taken together with all other such failures, do not affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole. Except as set forth in Schedule 6.1(j), no notice has been issued and, to the knowledge of the executive officers of the Company, no investigation or review is pending or is contemplated or threatened by any governmental entity (i) with respect to any alleged violation by the Company or any of its Subsidiaries of any law, order, regulation, policy or guideline of any governmental entity, or (ii) with respect to any alleged failure to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of the business of the Company and its Subsidiaries, which in either case will affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole.

         (k) Absence of Undisclosed Liabilities and Agreements. Except as set forth in Schedule 6.1(k), the balance sheet as of December 28, 1997, included in the Audited Financial Statements, the Annual Report on Form 10-K for the year ended December 28, 1997 (the "Annual Report"), or any Quarterly Report on Form 10-Q for the fiscal quarters ended April, July and October 1998 (the "Quarterly Reports"), neither the Company nor any of its Subsidiaries (i) had, as of December 28, 1997, debts, liabilities or obligations, whether accrued, absolute, contingent or otherwise and whether due or to become due (including without limitation any uninsured liabilities resulting from failure to comply with any law applicable to the conduct of its business) which are material to the financial condition of the Company and its Subsidiaries as a whole, (ii) has incurred since December 28, 1997 any such debts, liabilities or obligations (other than debts, liabilities or obligations incurred in the ordinary and usual course of business after December 28, 1997) which materially and adversely affect the financial condition of the Company and its Subsidiaries considered as a whole, or (iii) has, since December 28, 1997, conducted its business otherwise than in the ordinary and usual course. To the knowledge of the executive officers of the Company, neither the Company nor any of its Subsidiaries is in violation of any instrument, arbitration award, judgment or decree applicable to the Company or any of its Subsidiaries or any of their property, the effect of which would be to materially and adversely affect the financial condition of the Company and its Subsidiaries considered as a whole.

         (l) Tax Matters. To the knowledge of the executive officers of the Company, the provisions made for taxes on the consolidated balance sheet of the Company as of December 28, 1997 included in the Audited Financial Statements were properly accrued for the payment of all federal, state, county and local taxes of the Company and its Subsidiaries, whether or not disputed. There are no agreements by the Company or any of its Subsidiaries for the extension of the time for the assessment of any taxes, and all federal, state, county and local taxes due and payable by the Company or any of its Subsidiaries on or before the date of this Agreement have been paid or provided for or are not delinquent, subject, however, to the ongoing possibility of contested assessments of additional taxes upon audit of returns filed prior to the date hereof.

         (m) Title to Properties; Absence of Liens and Encumbrances, etc. The Company and its Subsidiaries have good title to all properties and assets owned by them, real, personal and mixed, used in their business, free and clear of any liens, charges, pledges, security interests or other encumbrances, except as reflected in the Audited Financial Statements and except for such imperfections of title and encumbrances, if any, as are not substantial in character, amount or extent, and do not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair the business operations of the Company and its Subsidiaries considered as a whole. Except as set forth in Schedule 6.1(m), no lease under which the Company or any of its Subsidiaries is the lessee will terminate as a result of the consummation of the Merger. All leases under which the Company or any of its Subsidiaries is the lessee of real or personal property that are material to the conduct of the business of the Company and its Subsidiaries considered as a whole are, to the knowledge of the Company's executive officers, valid and binding on the lessors specified thereunder in accordance with their respective terms and there is not under any of such leases any existing default, or any condition, event or act which with notice of lapse of time or both would constitute such a default, which in either case would affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole.

         (n) Material Contracts. Except as disclosed in the Company SEC Documents or on Schedule 6.1(n), neither the Company nor any of its Subsidiaries has outstanding any employment agreements or any incentive compensation, deferred compensation, profit sharing, stock option, stock purchase, savings, consultant, retirement, pension or other "fringe benefit" plans or arrangements with or for the benefit of any officer, employee or other person which are not subject to cancellation by the Company or any of its Subsidiaries, as the case may be, without material penalty or increased cost on not more than 30 days notice. Except as set forth on Schedule 6.1(n), in the Company SEC Documents or for arrangements made in the ordinary course of business, neither the Company nor any of its Subsidiaries is as of the date hereof a party to, or bound by, any material contract of any kind to be performed after the Effective Time. Solely for the purpose of this Section 6.1(n), the term "material contract" shall mean any single contract pursuant to which any party thereto is obligated to make payments aggregating more than $25,000. The Company's executive officers have no knowledge of any defaults in any obligation to be performed by any party to a contract or other agreement to which the Company or any of its Subsidiaries is a party, which defaults may reasonably be expected to affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole. Moreover, to the knowledge of the executive officers of the Company, there is no material default by the Company under the Area Development Agreement, dated March 17, 1997, by and among the Company, CMAC Incorporated, a Tennessee corporation, and Charles F. McWhorter, Jr., and the Area Development Agreement, dated January 12, 1996 by and among the Company, L. W. Group, Inc., a Tennessee corporation, and David K. Wachtel, Jr. Except as disclosed on Schedule 6.1(n), there are no contracts or options to sell or lease any material property or assets, real, personal or mixed, of the Company or any of its Subsidiaries. To the knowledge of the executive officers of the Company, the Company has all license or other rights to use the software necessary for its business, free and clear of material claims of others, and all Company computer systems and software material to its business operations are believed by the executive officers of the Company to be Year 2000 compliant to the extent disclosed in the Company's most recent Quarterly Report on Form 10-Q.

         (o) Litigation. Except as disclosed in the Annual Report, any of the Quarterly Reports or on Schedule 6.1(o), (i) there is no claim, action, suit or proceeding pending or, to the knowledge of the executive officers of the Company, contemplated or threatened against the Company or any of its Subsidiaries or any of their properties which, in the event of a final adverse determination, is reasonably likely to affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole, or which seeks damages in connection with any of the transactions contemplated by this Agreement or to prohibit, restrict or delay consummation of the Merger or any of the conditions to consummation of the Merger or to limit in any manner the right of CBRL to control the Company or any material aspect of the business of the Company and its Subsidiaries after the Effective Time, nor is there, to the knowledge of the executive officers of the Company, any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person outstanding against the Company or any of its Subsidiaries having any such effect; and (ii) neither the Company nor any of its Subsidiaries is a party to or is bound by any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person against the Company or any of its Subsidiaries affecting materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole.

         (p) Labor Matters and Controversies. Except as set forth on Schedule 6.1(p), the Company is not a party to any collective bargaining agreement with respect to its employees, and, to the knowledge of the executive officers of the Company, there are no efforts by any labor organization to gain representation of any of the Company's employees. There are no controversies pending between the Company or any of its Subsidiaries and any of their respective employees, which controversies may reasonably be expected to affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole.

         (q) Insider Interests. Except as disclosed in the Annual Report, any of the Quarterly Reports or on Schedule 6.1(q), no officer or director of the Company or any of its Subsidiaries has any agreement with the Company or any of its Subsidiaries or any interest in any property, real or personal, tangible or intangible, including without limitation trade names or trademarks used in or pertaining to the business of the Company or any of its Subsidiaries, except for the normal rights as a stockholder or employee.

         (r) Trade Names, Trademarks, etc. Schedule 6.1(r) sets forth a list of all United States and foreign patents, trademarks, trade names, service marks, copyrights and applications therefor owned by the Company and its Subsidiaries (the "Patent and Trademark Rights"). Except as set forth in Schedule 6.1(r), the Patent and Trademark Rights are all the intellectual property rights that are material to the operation of the business of the Company and its Subsidiaries as currently being conducted. The Company is the owner of all title and interest in and to each of the Patent and Trademark Rights, free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims known to the executive officers of the Company. There are no claims or proceedings pending or, to the knowledge of the Company's executive officers, threatened against the Company or any of its Subsidiaries asserting that its use of any of the Patent and Trademark Rights infringes the rights of any other person.

         (s) Insurance. The Company and its Subsidiaries have insurance contracts or self-insurance in full force and effect which, to the knowledge and belief of the Company's executive officers, provide for coverages which are usual and customary in the business of the Company and its Subsidiaries as to amount and scope.

         (t) Employee Benefit Plans and Employment Agreements.

                  (1) General. Except as set forth on Schedule 6.1(t), neither the Company nor any of its Subsidiaries is a party to nor participates in or has any liability or contingent liability with respect to:

                  (i) any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in sections 3(1) and 3(2) of ERISA, other than a "multiemployer plan" (as defined in section 3(37) of ERISA),

                  (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in section 3(3) of ERISA), or

                  (iii) any employment agreement.

(collectively, the "Benefit Plans").

                  (2) Plan Documents and Reports. A true, accurate and complete copy of each of the Benefit Plans is set forth on Schedule 6.1(t), and all contracts relating thereto, or to the funding thereof, including all trust agreements, insurance contracts, administration contracts, investment management agreements, subscription and participation agreements, and record-keeping agreements, each as in effect on the date hereof, has been supplied to CBRL. In the case of any Benefit Plan which is not in written form, CBRL has been supplied with a true, accurate and complete description thereof as in effect on the date hereof. The Company will timely file with the Internal Revenue Service all annual reports for the Benefit Plans that are required with respect thereto, and all such reports will be made available to CBRL. None of the Benefit Plans are "pension plans" as defined in Section 3(2) of ERISA.

                  (3) Compliance with Laws; Liabilities. As to all Benefit
Plans:

                  (i) All Benefit Plans substantially comply and have been administered in form and in operation in all material respects with all requirements of law applicable thereto, and the Company has received no notice issued by any governmental authority questioning or challenging such compliance.

                  (ii) All Benefit Plans that are employee pension benefit plans (as defined in section 3(2) of ERISA) comply in form and in operation with all applicable requirements of sections 401(a) and 501(a) of the Internal Revenue Code (the "Code"); there have been no amendments to such plans which are not the subject of a determination letter issued with respect thereto by the Internal Revenue Service; and no event has occurred which will or could give rise to disqualification of any such plan under such sections or to a tax under section 511 of the Code, which event has not been timely and completely corrected, without further liability or potential liability of any type to the Company or the Benefit Plans under either the Administrative Procedure Regarding Self-Correction or the Employee Plans Compliance Resolution System, each as established by the Internal Revenue Service.

                  (iii) None of the assets of any Benefit Plan is invested in employer securities or employer real property.

                  (iv) There have been no "prohibited transactions" (as described in section 406 of ERISA or section 4975 of the Code) with respect to any Benefit Plan and neither the Company nor any of its Subsidiaries has otherwise engaged in any prohibited transaction.

                  (v) There has been no act or omission which has given rise to or may give rise to fines, penalties, taxes, or related charges under sections 502(c), 502(i), 502(l) or 4071 of ERISA or Chapters 43, 47, or 68 of the Code for which the Company or any of its Subsidiaries may be liable.

                  (vi) None of the payments contemplated by the Benefit Plans would, in the aggregate, constitute excess parachute payments as defined in section 280G of the Code (without regard to subsection (b)(4) thereof).

                  (vii) There are no actions, suits, or claims (other than routine claims for benefits) pending or threatened involving such Benefit Plans or the assets thereof, and no facts exist which could give rise to any such actions, suits, or claims (other than routine claims for benefits).

                  (viii) No Benefit Plan or prior Benefit Plan of the Company, any Subsidiary or other affiliate is or ever was subject to Title IV of ERISA.

                  (ix) Each Benefit Plan which constitutes a "group health plan" (as defined in section 607(1) of ERISA or section 4980B(g)(2) of the Code), including any Benefit Plans of current and former affiliates which must be taken into account under section 4980B and 414(t) of the Code or section 601 of ERISA, have been operated in substantial compliance with applicable law, including the group health plan continuation coverage requirements of section 4980B of the Code and section 601 of ERISA and the portability, certification and nondiscrimination requirements of sections 9801 and 9802 of the Code to the extent such requirements are applicable.

                  (x) Adequate accruals for all obligations under the Benefit Plans are reflected in the Audited Financial Statements and such obligations include a pro rated amount of the contributions and PBGC premiums which would otherwise have been made in accordance with past practices and applicable law for the plan years which include the Effective Time.

                  (xi) Neither the Company nor any of its Subsidiaries has liability or contingent liability under any Benefit Plan or otherwise for providing post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title I of ERISA and section 4980B (or any predecessor section thereto) of the Code.

                  (xii) There has been no act or omission that would impair the right or ability of the Company or any of its Subsidiaries unilaterally to amend or terminate any Benefit Plan.

                  (4) Multiemployer Plans. Neither the Company nor any of its Subsidiaries contributes to, has contributed to, or has any liability or contingent liability with respect to a multiemployer plan (as defined in section 3(37) of ERISA).

         (u) Environmental Matters. Except as set forth on Schedule 6.1(u) hereto, and to the knowledge of the executive officers of the Company:

                  (i) The Company has not deposited, incorporated or disposed, or arranged for the disposal of, any Hazardous Substance (as defined hereafter) at a location owned or operated by any other person which could result in any liabilities, costs, claims or damages for which the Company might be liable, except as would not have a material adverse effect on the financial condition of the Company; "Hazardous Substance" means any material or substance which is defined and/or regulated as a hazardous substance, hazardous waste, hazardous material, toxic substance or pollutant or contaminant by or pursuant to any Environmental Law; the term "Environmental Law" means all federal, state or local environmental laws, regulations and rules relating to the generation, treatment, storage, transportation, disposal, emission, discharge or release of Hazardous Substances, or otherwise relating in any way to the protection of the environment, as the same may be amended or modified until the Effective Time;

                  (ii) The Company is in material compliance with all Environmental Laws in effect as of the date hereof, and no condition exists or event has occurred which would constitute a material violation of any Environmental Law;

                  (iii) The Company is in possession of those permits required by any applicable Environmental Law for the conduct or operation of its business (or any part thereof), except where the failure to be in possession of such permits would not have a material adverse effect on the financial condition of the Company, and is in material compliance with all of the requirements and limitations included in such permits;

                  (iv) The Company has not released or discharged any Hazardous Substances in amounts or types requiring cleanup or remedial action, in, on, or at any property it owns or on which it conducts business, and the executive officers of the Company have no knowledge of any such discharges or releases by others in, on, or at such properties;

                  (v) The executive officers of the Company have not received any written or verbal notice from any governmental authority or any other person that any aspect of its business or the operation thereof is in violation of any Environmental Law or environmental permit, or that the Company is responsible (or potentially responsible) for the cleanup or remediation of any substances at any location;

                  (vi) The Company has not deposited or placed or permitted to be deposited or placed any Hazardous Substances in amounts or types requiring cleanup or remedial action into, on, beneath, or adjacent to any property it owns or on which it conducts business, except as would not have a material adverse effect on the financial condition of the Company;

                  (vii) The Company is not subject to any pending or threatened litigation or proceedings in any forum, judicial or administrative, involving a demand for damages, an order of compliance, injunctive relief, penalties, or other potential liability of a material nature with respect to any Environmental Law; and

                  (viii) The Company has timely filed all material reports and notifications required to be filed with respect to properties owned by the Company or with respect to the operation of its business, and has generated and maintained all required records and data of a material nature under applicable Environmental Laws.

         SECTION 6.2 Representations and Warranties by CBRL and Cracker Barrel. CBRL and Cracker Barrel, jointly and severally, represent and warrant to the Company as follows:

         (a) Organization and Qualification, etc. CBRL and Cracker Barrel each is a corporation duly organized and validly existing under the laws of the State of Tennessee, each has corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

         (b) Authority Relative to Agreement. CBRL and Cracker Barrel each has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby on the part of CBRL and Cracker Barrel respectively. The execution and delivery by CBRL and Cracker Barrel of this Agreement and the consummation by CBRL and Cracker Barrel of the transactions contemplated on their part hereby have been duly authorized by their respective Board of Directors. No other corporate proceedings on the part of CBRL or Cracker Barrel are necessary to authorize the execution and delivery of this Agreement by CBRL or Cracker Barrel or the consummation by CBRL or Cracker Barrel of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of CBRL and Cracker Barrel and is a valid and binding agreement of CBRL and Cracker Barrel.

         (c) Non-Contravention. The execution and delivery of this Agreement by each of CBRL and Cracker Barrel do not, and the consummation by each of CBRL and Cracker Barrel of the transactions contemplated hereby will not, violate any provision of their respective Charters or Bylaws, or violate, or result, with the giving of notice or the lapse of time or both, in a violation of, any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of CBRL or Cracker Barrel pursuant to any provision of any mortgage, lien, lease, or agreement to which CBRL or Cracker Barrel is a party or by which it is bound and do not and will not violate or conflict with any other restriction of any kind or character to which CBRL or Cracker Barrel is subject or by which its assets may be bound, and the same does not and will not constitute an event permitting termination of any mortgage, lien, lease, agreement, license or instrument to which CBRL or Cracker Barrel is a party.

         (d) Consents, etc. Except for filings with the FTC and Justice pursuant to the Antitrust Improvements Act, and the filing of the Articles of Merger for record with the Secretary of State of the State of Tennessee, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution and delivery of this Agreement by each of CBRL and Cracker Barrel and the consummation by CBRL or Cracker Barrel contemplated hereby or thereby.

         SECTION 6.3 Representations and Warranties by LRI. LRI represents and warrants to the Company as follows:

         (a) Organization and Qualification, etc. LRI is a corporation duly organized and validly existing under the laws of the State of Tennessee, has corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

         (b) Capital Stock. The authorized capitalization of LRI consists of 1,000 shares of Common Stock, $.01 par value per share (the "LRI Common Stock"), of which, as of the date of this Agreement and as of the Effective Time, 1,000 shares are validly issued and outstanding, fully paid and nonassessable. CBRL owns beneficially and of record all the issued and outstanding shares of capital stock of LRI.

         (c) Authority Relative to Agreement. LRI has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of LRI hereby. The execution and delivery by LRI of this Agreement and the consummation by LRI of the transactions contemplated on its part hereby have been duly authorized by its Board of Directors and by CBRL as its sole stockholder. No other corporate proceedings on the part of LRI are necessary to authorize the execution and delivery of this Agreement by LRI or the consummation by LRI of the transactions contemplated hereby. This Agreement has been duly executed and delivered by LRI and is a valid and binding agreement of LRI.

         (d) Non-Contravention. The execution and delivery of this Agreement by LRI do not, and the consummation by LRI of the transactions contemplated hereby will not, violate any provision of the Charter or Bylaws of LRI.

         (e) Consents, etc. Except for the filing of the Articles of Merger for record with the Secretary of State of Tennessee, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required for or in connection with the execution and delivery of this Agreement and the consummation by LRI of the transactions contemplated hereby.

         (f) Other Matters. Except for this Agreement, LRI has no other material liabilities or obligations.

                                   ARTICLE VII
                       ADDITIONAL COVENANTS AND AGREEMENTS

         SECTION 7.1 Conduct of Business. During the period from the date hereof to the Effective Time:

         (a) Operations in the Ordinary Course of Business. The Company shall, and shall cause each of its Subsidiaries to, conduct its operations according to its ordinary and usual course of business and use its best efforts to preserve intact its business organization; keep available the services of its officers and employees; and maintain satisfactory relationships with licensors, suppliers, distributors, customers and others having business relationships with it. The Company shall confer with representatives of CBRL to keep it informed with respect to operational matters of a material nature and to report the general status of the on-going operations of its business.

         (b) Forbearances. The Company and its Subsidiaries shall not, without the prior written consent of CBRL, which written consent shall not be unreasonably withheld:

                  (i) incur any debt, liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, other than current liabilities incurred in the ordinary and usual course of business, or pay any debt, liability or obligation of any kind other than such current liabilities and current maturities of existing long-term debt;

                  (ii) assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation, or make any loans or advances to any individual, firm or corporation, except in the ordinary and usual course of business;

                  (iii) declare, set aside or pay any dividend (whether in cash, capital stock or property) with respect to its capital stock, or declare or make any distribution on, or redeem, purchase or otherwise acquire, any shares of Common Stock, or split, combine or otherwise similarly change the outstanding shares of Common Stock, or authorize the creation or issuance of or issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any shares of its capital stock, or agree to take any such action, except that the Company may issue shares of Common Stock upon the exercise of options granted pursuant to its Stock Option Plans prior to the date hereof;

                  (iv) mortgage, pledge or otherwise encumber any material property or asset;

                  (v) except as set forth on Schedule 7.1(b)(v), sell, lease, transfer or dispose of any of its properties or assets, waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it, except in the ordinary and usual course of business;

                  (vi) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation, except in the ordinary and usual course of business;

                  (vii) enter into or terminate any contract, agreement, plan or lease, or make any change in any of its contracts, agreements, plans or leases other than in the ordinary and usual course of business;

                  (viii) except for in the ordinary and usual course of business or in accordance with the Company's 1998 Executive Bonus Plan, increase in any manner the compensation or fringe benefits of any of its officers or employees or pay or agree to pay any pension or retirement allowance not required by any existing plan or agreement to any officer or employee other than consistent with past practice, or commit itself to or enter into any employment agreement or any incentive compensation, deferred compensation, profit sharing, stock option, stock purchase, savings, consultant, retirement, pension or other "fringe benefit" plan or arrangement with or for the benefit of any officer, employee or other person;

                  (ix) permit any material insurance policy naming it as a beneficiary or a loss payable payee to be canceled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination or cancellation replacement policies providing substantially the same coverage (without any gap in coverage) are in full force and effect;

                  (x) amend the Company Charter or the Company Bylaws or the organizational documents of any of its Subsidiaries;

                  (xi) enter into any collective bargaining agreement with a labor organization; or

                  (xii) enter into an agreement to do any of the things described in clauses (i) through (xi).

         Notwithstanding the foregoing, for purposes of subsections (b)
(i),(v),(vi) and (vii), prior written consent of CBRL is not required for material contracts of less that $25,000.

         SECTION 7.2 Stockholders' Meeting. The Company covenants and agrees that (i) its Board of Directors will, as soon as reasonably practicable, call a meeting of its stockholders to consider and vote upon this Agreement and (ii) unless inconsistent with the exercise by the Board of Directors of its fiduciary duties, its Board of Directors will duly recommend to the Company's stockholders that the Merger and the transactions contemplated thereby be approved.

         SECTION 7.3 Proxy Statement. The Company covenants that the information with respect to the Company, its officers and directors and its Subsidiaries contained in the definitive proxy material that will be distributed to the Company's stockholders in connection with the meeting of such stockholders to approve this Agreement (the "Proxy Statement") will not, and CBRL and Cracker Barrel covenant that the information supplied by CBRL, Cracker Barrel and their representatives for inclusion in the Proxy Statement will not, on the date the Proxy Statement is first mailed to stockholders, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 7.4 Regulatory Consents, Authorizations, etc. Each party hereto will use its best efforts to obtain all consents, authorizations, orders and approvals of and make all filings and registrations with, any governmental commission, board or other regulatory body required for, or in connection with, the performance by it of this Agreement and the consummation by it of the transactions contemplated hereby and will cooperate fully with the other in assisting it to obtain such consents, authorizations, orders and approvals. No party hereto will take any action which could reasonably be anticipated to have the effect of delaying, impairing or impeding the receipt of any required regulatory approvals.

         SECTION 7.5 Investigation. CBRL may prior to the Effective Time make or cause to be made such investigation of the business and properties of the Company and its Subsidiaries and their financial and legal condition as CBRL deems necessary or advisable to familiarize itself therewith, provided that such investigation shall not interfere with normal operations of the Company or any of its Subsidiaries. The Company agrees to permit CBRL and its authorized representatives to have or cause them to be permitted to have, after the date hereof and until the Effective Time, full access to the premises, books and records of the Company and its Subsidiaries at reasonable hours, and the officers of the Company and its Subsidiaries will furnish CBRL with such financial and operating data and other information with respect to the business and properties of the Company and its Subsidiaries as the other shall from time to time reasonably request. The Company will permit CBRL and its representatives, including its auditing firm, to review the work papers of the auditing firm of the Company relating to their examination of the financial statements as of and for the three most recent years. No investigation by CBRL before and after the date hereof shall affect any of the representations and warranties made by the Company, and each such representation and warranty shall survive any such investigation, subject to Section 10.8. CBRL covenants to inform the Company during the course of its investigation of any apparent breaches of representations or warranties. CBRL, Cracker Barrel and LRI covenant and agree to hold all information received by them in connection herewith on a confidential basis, and, should this Agreement be terminated or abandoned for any reason, not to use or voluntarily disclose to others any such information, to promptly return every document furnished by the Company in connection herewith and any copies thereof they may have made and to destroy any summaries, compilations or similar documents they may have made or derived from such material, and to use their best efforts to have their agents promptly return such documents and copies and to destroy such summaries, compilations or similar documents.

         SECTION 7.6 Public Announcements. CBRL, Cracker Barrel and the
Company will not issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions other than upon mutual agreement and cooperation with the other party, except as may be required by applicable law or by obligation pursuant to any listing agreement with any national securities exchange or the Nasdaq Stock Market. The parties shall issue a joint press release, mutually acceptable to the Company and CBRL, promptly upon execution of this Agreement. CBRL and the Company also agree to reasonably cooperate regarding any written communications which relate to the transactions contemplated by this Agreement made to their employees during the period from the date hereof until the Effective Time.

         SECTION 7.7 Expenses; Certain Payments. If the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. Notwithstanding the foregoing, (a) in the event that the Company materially breaches this Agreement and the Merger is not consummated because of such breach, the Company shall pay the reasonable costs and expenses incurred by the counsel and accountants of CBRL, Cracker Barrel and LRI, and (b) in the event that CBRL, Cracker Barrel or LRI, as the case may be, materially breaches this Agreement and the Merger is not consummated because of such breach, CBRL, Cracker Barrel and LRI shall pay the reasonable costs and expenses incurred by the counsel and accountants of the Company; provided however, that no party shall be required to pay the other party's costs and expenses in excess of $500,000. The parties agree that in the event of a breach, the non-breaching party shall also be entitled, in addition to the recovery of costs and expenses discussed above, to any other remedies or damages, at law or in equity, that a court of competent jurisdiction may find appropriate. If the Company shall exercise its right to terminate this Agreement pursuant to Section 9.1(e) and within one year after the date of such termination the Company executes a definitive agreement with respect to an Alternative Transaction (as hereinafter defined), then, upon such execution, the Company shall pay CBRL a fee in the amount of $5,500,000 in immediately available funds.

         SECTION 7.8 No Solicitation of Transactions. The Company and its Subsidiaries, officers, directors, financial advisors and counsel will not solicit, initiate or deliberately encourage submission of proposals or offers from any person relating to the acquisition or purchase of a material amount of the assets of, or any equity interest in, the Company or any merger, consolidation, or business combination with the Company; provided, however, that, consistent with the fiduciary obligations of the Company's directors and officers under applicable law, the Company may participate in any unsolicited discussions or negotiations regarding, and may furnish to any person information or take such other action as it may deem appropriate with respect to, any of the foregoing; and provided, further, that nothing in this Section 7.8 shall prevent the Company from taking any position necessary in order to comply with the filing and disclosure requirements of Schedule 14D-9, if applicable.

         SECTION 7.9 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement, subject, however, to the receipt of the approval of stockholders of the Company.

         SECTION 7.10 Proxy Statement. Subject to the terms and conditions herein provided, the Company will file with the SEC as soon as practicable its proxy material with respect to its stockholders meeting to consider approval of the Merger, use its best efforts to resolve as promptly as practicable any comments of the staff of the SEC to such proxy material and promptly thereafter mail the Proxy Statement and other proxy material to its stockholders. The Proxy Statement shall conform, at the date of mailing, as to form in all material respects with all applicable requirements of the 1934 Act, or any regulation or rule issued thereunder.

         SECTION 7.11 Employees of the Company. CBRL shall retain all employees of the Company who are employed at the Effective Time as employees-at-will (except to the extent that such employees are parties to contracts providing for other employment terms, which employees are named on
Schedule 7.11, in which case such employees shall be retained in accordance with the terms of such contracts) and shall provide such employees with the same customary employee benefits as the Company currently provides its existing employees.

         SECTION 7.12 Indemnification; Directors and Officers Insurance. For six years from and after the Effective Time, CBRL agrees not to, and agrees to cause the Surviving Corporation not to, alter the provisions of the Company Charter and Company Bylaws relating to indemnification of officers and directors of the Company and its Subsidiaries for acts or omissions occurring at or prior to the Effective Time. CBRL shall cause the Surviving Corporation to provide, for a period of six years from the Effective Time, the Company's current directors and officers an insurance and indemnification policy that provides coverage for events occurring prior to the Effective Time (the "D&O Insurance") that is not less favorable than the Company's existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of 300 percent of the last annual premiums paid prior to the date hereof, but in such case shall purchase as much coverage as possible for such amount.

                                  ARTICLE VIII
                            CONDITIONS TO THE MERGER

         SECTION 8.1 Conditions to Merger Relating to CBRL, Cracker Barrel and LRI. Consummation of the Merger is subject to the fulfillment to the reasonable satisfaction of CBRL, prior to or on the Effective Time, of each of the following conditions:

         (a) Stockholder Approval. The adoption of this Agreement shall have been approved by the affirmative vote, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon, and on the Effective Time CBRL shall have been furnished with certified copies of the resolutions adopted by the holders of shares of Common Stock.

         (b) Regulatory Consents, Authorizations, etc. Except for the filing of the Articles of Merger for record with the Secretary of State of Tennessee, all consents, authorizations, orders and approvals of, and filings and registrations with, any governmental commission, board or other regulatory body or any nongovernmental third party which are required for or in connection with the execution and delivery of this Agreement, and the consummation by each party hereto of the transactions contemplated hereby, shall have been obtained or made, if the failure to make such filing or registration or to obtain such consent, authorization, order or approval would have a material and adverse effect on the power of CBRL to conduct after the Effective Time the business theretofore conducted by the Company and its Subsidiaries.

         (c) Injunction, etc. At the Effective Time there shall be no judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against CBRL, Cracker Barrel, LRI or the Company which prohibits, restricts or delays consummation of the Merger or any of the conditions to the consummation of the Merger or limits in any material respect the right of CBRL to control the Company or any material aspect of the business of the Company and its Subsidiaries after the Effective Time.

         (d) Representations and Warranties. The representations and warranties of the Company contained in this Agreement were true and correct in all material respects at the date thereof and shall also be true and correct in all material respects at and as of the Effective Time, except for changes contemplated in this Agreement and except for the updating of the Company's disclosures made herein that do not reflect any material adverse change to the financial condition of the Company and its Subsidiaries considered as a whole, with the same force and effect as if made at and as of the Effective Time, except as such representations and warranties by their terms relate only to periods of time prior to the Effective Time (it being understood that the determination of whether or not representations and warranties are true in all material respects shall be determined in light of whether any misrepresentations or breaches would have, or would be reasonably expected to have, a material adverse effect on the financial condition of the Company and its Subsidiaries considered as a whole), and the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

         (e) Certificate. The Company shall have delivered to CBRL, Cracker Barrel and LRI a certificate, dated the Effective Time, of the President of the Company to the effect that (i) he is familiar with the provisions of this Agreement and (ii) the conditions specified in paragraph (d) of this Section 8.1 have been, to the best of his knowledge, satisfied.

         (f) Opinion of Company's Counsel. CBRL, Cracker Barrel and LRI shall have received an opinion or opinions, dated the Effective Time, of Waller Lansden Dortch & Davis, A Professional Limited Liability Company, counsel to the Company, in form and substance and with such exceptions and limitations as shall be reasonably satisfactory to CBRL, substantially to the effect that:

                  (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Tennessee, has corporate power and authority to own its properties and assets and to carry on its business;

                  (ii) The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock and, based solely upon a review of the minute books and stock books of the Company, the number of shares of Common Stock which are duly authorized, validly issued and fully paid and nonassessable and the number of shares of Common Stock held in the treasury of the Company are as stated in such opinion as of the date thereof;

                  (iii) The Company has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of the Company hereby; the Company has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby; and this Agreement has been duly executed and delivered by the Company and is a valid binding agreement of the Company, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general principles of equity;

                  (iv) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not violate any provision of the Company Charter or the Company Bylaws;

                  (v) Except for the filing of the Articles of Merger, each consent, authorization, order and approval of, and filing and registration with, any governmental commission, board or other regulatory body required to be made or obtained by the Company for the execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby has been made or obtained;

                  (vi) Each of the Subsidiaries that is formed under the laws of Tennessee, as such Subsidiaries are set forth in Schedule 6.1(g), is an entity duly incorporated and validly existing under the laws of Tennessee, has the corporate power and authority to own all of its properties and assets and to carry on its business; the Company owns directly or indirectly all of the outstanding capital stock of each of its Subsidiaries, to the best knowledge of such counsel, free and clear of all liens, charges, pledges, security interests or other encumbrances, and all such capital stock is duly authorized, validly issued and outstanding, fully paid and nonassessable;

                  (vii) Except as may be specified by such counsel, insofar as such counsel knows, there is no claim, action, suit or proceeding pending or contemplated or threatened against the Company or any of its Subsidiaries or any of their properties, which, in the event of a final adverse determination, such counsel believes will affect materially and adversely the financial condition of the Company and its Subsidiaries considered as a whole, or which seeks to prohibit, restrict or delay consummation of the Merger or any of the conditions to the consummation of the Merger, nor, insofar as such counsel knows, is there any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person outstanding against the Company or any of its Subsidiaries that such counsel believes will in the future have any such effect; and, insofar as such counsel knows, neither the Company nor any of its Subsidiaries is a party to or is bound by any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person that such counsel believes will affect, materially and adversely, the financial condition of the Company and its Subsidiaries considered as a whole;

                  (viii) The Company has filed with the SEC all of the Company SEC Documents required to be filed since January 1, 1998 through the date hereof. All of the Company SEC Documents, as of their respective filing dates, complied as to form in all material respects with all applicable requirements of the 1934 Act and the rules and regulations promulgated thereunder.

                  (ix) Upon the acceptance for record of Articles of Merger with the Secretary of State of Tennessee in accordance with Section 1.2 of this Agreement, the Merger shall become effective.

         In rendering such opinions such counsel may rely upon opinions of other counsel and may rely upon certificates of public officials and officers of the Company or any of its Subsidiaries as to factual matters and shall be under no obligation to make any independent investigation as to factual matters.

         (g) Letters from Accountants. CBRL, Cracker Barrel and LRI shall have received two letters, one dated the date the Proxy Statement is mailed to the stockholders of the Company and the other dated the Effective Time, from KPMG Peat Marwick LLP confirming that they are independent accountants with respect to the Company and its Subsidiaries, and stating in effect that on the basis of a reading of the latest available interim financial statements of the Company and its Subsidiaries, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters, and a reading of the minutes of the Company and its Subsidiaries as set forth in the minute books to a specified day not more than five days prior to the date of delivery of such letter, nothing came to their attention that caused them to believe that:

                  (i) any unaudited financial statements of the Company and its Subsidiaries provided to CBRL are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the Audited Financial Statements;

                  (ii) for the period from December 28, 1997 to the date of the latest available interim financial statements of the Company and its Subsidiaries, there were any decreases, as compared to the corresponding preceding period in the prior fiscal year and the most recent preceding fiscal quarter, in operating revenues or net earnings; or

                  (iii) as of a specified date not more than five days prior to the date of delivery of such letter, there was any change in capital stock, any increase in consolidated long-term debt, or any decrease in consolidated net assets, or the Company and its Subsidiaries, as compared with amounts shown on the balance sheet as of December 28, 1997.

         (h) Additional Certificates, etc. The Company shall have furnished to CBRL such additional certificates, opinions and other documents as CBRL may have reasonably requested as to any of the conditions set forth in this Section 8.1.

         (i) Antitrust Improvements Act. The applicable waiting period under the Antitrust Improvements Act shall have expired.

         SECTION 8.2 Conditions to the Merger Relating to the Company. Consummation of the Merger is subject to the fulfillment to the reasonable satisfaction of the Company, prior to or on the Effective Time, of each of the following conditions:

         (a) Stockholder Approval. The adoption of this Agreement shall have been approved by the affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

         (b) Regulatory Consents, Authorizations, etc. Except for the filing of the Articles of Merger with the Secretary of State of Tennessee, all consents, authorizations, orders and approvals of, and filings and registrations with, any governmental commission, board or other regulatory body or any nongovernmental third party which are required for or in connection with the execution and delivery of this Agreement and the consummation by each party thereto of the transactions contemplated hereby shall have been obtained or made.

         (c) Injunction, etc. At the Effective Time there shall be no judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against CBRL, Cracker Barrel, LRI or the Company which prohibits, restricts or delays consummation of the Merger or any of the conditions to the consummation of the Merger or limits in any manner the right of CBRL to control the Company or any material aspect of the business of the Company and its Subsidiaries after the Effective Time.

         (d) Representations and Warranties. The representations and warranties of each of CBRL, Cracker Barrel and LRI contained in this Agreement were true and correct in all material respects at the date hereof and shall also be true and correct in all material respects at and as of the Effective Time, except for changes contemplated in this Agreement, with the same force and effect as if made at and as of the Effective Time, except as such representations and warranties by their terms relate only to periods of time prior to the Effective Time; and each of CBRL, Cracker Barrel and LRI shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time.

         (e) Certificate. Each of CBRL, Cracker Barrel and LRI shall have delivered to the Company a certificate, dated the Effective Time, of the respective Presidents of CBRL, Cracker Barrel and LRI to the effect that (i) they are familiar with the provisions of this Agreement and (ii) the conditions specified in paragraph (d) of this Section 8.2 have been, to the best of their knowledge, satisfied.

         (f) Opinion of Counsel to CBRL, Cracker Barrel and LRI. The Company shall have received an opinion, dated the Effective Time, of Baker, Donelson, Bearman & Caldwell, counsel to CBRL, Cracker Barrel and LRI, in form and substance and with such exceptions and limitations as shall be reasonably satisfactory to the Company, substantially to the effect that:

                  (i) CBRL is a corporation duly incorporated and validly existing under the laws of the State of Tennessee, has corporate power and authority to own its properties and assets and to carry on its business;

                  (ii) CBRL has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of CBRL hereby; CBRL has taken all necessary corporate proceedings to authorize the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby; and this Agreement has been duly executed and delivered by CBRL and is a valid and binding agreement of CBRL, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general principles of equity;

                  (iii) The execution and delivery of this Agreement by CBRL and the consummation by CBRL of the transactions contemplated hereby do not and will not violate any provision of its Charter or Bylaws;

                  (iv) Except for the filing of the Articles of Merger with the Secretary of State of Tennessee, each consent, authorization, order and approval of, and filing and registration with, any governmental commission, board or other regulatory body required to be made or obtained by CBRL for the execution and delivery of this Agreement and the consummation by CBRL of the transactions contemplated hereby has been made or obtained;

                  (v) Except as may be specified by such counsel, insofar as such counsel knows, there is no claim, action, suit or proceeding pending or contemplated or threatened against CBRL or any of its properties, which, in the event of a final adverse determination, such counsel believes will affect materially and adversely the financial condition of CBRL considered as a whole, or which seeks to prohibit, restrict or delay consummation of the Merger or any of the conditions to the consummation of the Merger, nor, insofar as such counsel knows, is there any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person outstanding against CBRL that such counsel believes will in the future have any such effect; and, insofar as such counsel knows, CBRL is not a party to nor is bound by any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person that such counsel believes will affect, materially and adversely, the financial condition of CBRL considered as a whole;

                  (vi) LRI is a corporation duly incorporated and validly existing under the laws of the State of Tennessee, has corporate power and authority to own its properties and assets and to carry on its business; the authorized capital stock of LRI consists of 1,000 shares of LRI Common Stock, all of which are duly authorized, validly issued, fully paid and nonassessable and owned beneficially and of record by CBRL; LRI has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of LRI hereby; LRI has taken all necessary corporate proceedings to authorize the execution and delivery of this Agreement and the consummation by LRI of the transactions contemplated hereby; this Agreement has been duly executed and delivered by LRI and is a valid and binding agreement of LRI, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general principles of equity; and the execution and delivery of this Agreement by LRI and the consummation by LRI of the transactions contemplated hereby do not violate its Charter or Bylaws;

                  (vii) Cracker Barrel is a corporation duly incorporated and validly existing under the laws of the State of Tennessee, has corporate power and authority to own its properties and assets and to carry on its business; Cracker Barrel has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on the part of Cracker Barrel hereby; Cracker Barrel has taken all necessary corporate proceedings to authorize the execution and delivery of this Agreement and the consummation by Cracker Barrel of the transactions contemplated hereby; this Agreement has been duly executed and delivered by Cracker Barrel and is a valid and binding Agreement of Cracker Barrel, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws, to moratorium laws from time to time in effect and to general principles of equity; and the execution and delivery of this Agreement by Cracker Barrel and the consummation by Cracker Barrel of the transactions contemplated hereby do not violate its Charter or Bylaws;

                  (viii) Upon the acceptance for record of the Articles of Merger with the Secretary of State of Tennessee in accordance with Section 1.2 of this Agreement, the Merger shall become effective.

         In rendering such opinions such counsel may rely upon opinions of other counsel and may rely upon certificates of public officials and officers of CBRL, Cracker Barrel and LRI as to factual matters and shall be under no obligation to make any independent investigation as to factual matters.

         (g) Additional Certificates, etc. CBRL and LRI shall have furnished to the Company such additional certificates, opinions and other documents as the Company may have reasonably requested as to any of the conditions set forth in this Section 8.2.

         (h) Antitrust Improvements Act. The applicable waiting period under the Antitrust Improvements Act shall have expired.

         (i) Investment Bankers' Opinion. On the date on which the Proxy Statement is first mailed to stockholders of the Company and on the Effective Time, the Company shall have received from its investment bankers a written opinion confirming the opinion of such bankers' delivered to the Company on or prior to the date hereof with respect to the transactions contemplated hereby (a copy of which or a summary thereof has been delivered to CBRL).

         (j) Grant of CBRL Options. CBRL shall have granted options to employees of the Company set forth on Schedule 7.11 to purchase up to an aggregate of 250,000 shares of the Common Stock of CBRL.

                                   ARTICLE IX
                           TERMINATION AND ABANDONMENT

         SECTION 9.1 Termination and Abandonment. This Agreement and the Merger may be terminated and abandoned at any time prior to the Effective Time:

         (a) By mutual action of the Boards of Directors of CBRL and the Company.

         (b) By CBRL, Cracker Barrel and LRI, if the conditions set forth in
Section 8.1 shall not have been complied with or performed in any material respect and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the Company on or before March 25, 1999.

         (c) By the Company, if the conditions set forth in Section 8.2 shall not have been complied with or performed in any material respect and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by CBRL, Cracker Barrel or LRI on or before March 25, 1999.

         (d) By CBRL or the Company, if any court of competent jurisdiction or other governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable.

         (e) By the Board of Directors of the Company if the Company shall receive a bona fide offer for a merger, consolidation or other business combination involving the Company or substantially all its assets from any third party (an "Alternative Transaction"), and the Board of Directors of the Company shall determine, in the good faith exercise of its fiduciary duties, that the Alternative Transaction is more advantageous in the opinion of the Board of Directors to the stockholders of the Company than the consummation of the transactions contemplated hereby; provided, however, that the Board of Directors shall not have any such right to terminate this Agreement if the Company shall have violated its agreements contained in Section 7.8.

         SECTION 9.2 Expiration. In the event that the Merger is not consummated pursuant to this Agreement on or before March 25, 1999, this Agreement may be terminated and abandoned by the Company or CBRL unless the Boards of Directors of CBRL and the Company shall have agreed in writing upon an extension of time in which to consummate the Merger.

         SECTION 9.3 Effect of Termination. In the event of the termination and abandonment of this Agreement and the Merger, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to any other party hereto or its stockholders or directors or officers in respect thereof, except for the obligations of CBRL in Section 7.6 hereof and the obligations of the parties hereto in Section 7.7 hereof.

                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.1 Waiver of Conditions. Any party may, at its option, waive in writing any or all of the conditions contained herein to which its obligations hereunder are subject, except that the conditions contained in Sections 8.1(a), (b) and (i) and 8.2(a), (b) and (h) may not be so waived.

         SECTION 10.2 Closing. The closing of this transaction shall be held at the offices of Baker, Donelson, Bearman & Caldwell, Nashville City Center, 511 Union Street, Suite 1700, Nashville, Tennessee 37219 on the second business day after the last of the conditions set forth in Article VIII is fulfilled or waived or at such other time and place as the parties hereto may agree.

         SECTION 10.3 Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Company:        Logan's Roadhouse, Inc.
                                   565 Mariott Drive, Suite 490
                                   Nashville, Tennessee 37214
                                   Attention: President

         Copy to:                  J. Chase Cole, Esquire
                                   Waller Lansden Dortch & Davis,
                                   A Professional Limited Liability Company
                                   2100 Nashville City Center
                                   Nashville, Tennessee 37219

         If to CBRL or LRI:        106 Castle Heights Avenue North
                                   Lebanon, Tennessee 37087
                                   Attention: General Counsel

         Copy to:                  Robert G. McCullough, Esquire
                                   Baker, Donelson, Bearman & Caldwell
                                   1700 Nashville City Center
                                   511 Union Street
                                   Nashville, Tennessee 37219


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         SECTION 10.4 Financial Advisors. The Company represents and warrants that no advisor, broker or finder is entitled to any brokerage or finder's fee or other commission from it based on agreements, arrangements or undertakings made by it in connection with the transactions contemplated hereby except that upon consummation of the transactions contemplated hereby a fee shall be payable by the Company to its investment banker, SunTrust Equitable Securities Corporation. CBRL represents and warrants that no broker or finder is entitled to any brokerage or finder's fee or other commission from CBRL based on agreements, arrangements or undertakings made by CBRL in connection with the transactions contemplated hereby, except that upon consummation of the transactions contemplated hereby a fee shall be payable by CBRL to its investment banker, J.C. Bradford & Co.

         SECTION 10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.6 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         SECTION 10.7 Variation and Amendment. This Agreement may be varied or amended at any time before or after the approval of the adoption of this Agreement by the stockholders of the Company by action of the respective Boards of Directors of the Company, CBRL, Cracker Barrel and LRI, as the case may be, without action by their respective stockholders.

         SECTION 10.8 No Survival of Representations or Warranties. Except to the extent expressly provided herein, none of the representations or warranties included or provided for herein or in any schedule or certificate or other document delivered pursuant to this Agreement shall survive the Effective Time.






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
         SECTION 10.9 Schedules. Any matter described or included in any Schedule delivered herewith in response to any disclosure obligation hereunder shall be deemed disclosed for all other purposes of this Agreement. In the Schedules delivered herewith, the cross-references to particular provisions of this Agreement are included therein for convenience only and shall not be deemed a part of the Schedules delivered herewith or to affect the construction thereof.

         SECTION 10.10 Miscellaneous. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder;
(c) shall not be assigned, by operation of law or otherwise; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                           LOGAN'S ROADHOUSE, INC.


                                           By: /s/ Edwin W. Moats, Jr.
                                               ---------------------------------
Attest:
      /s/ David J. McDaniel
-----------------------------------
Secretary
                                           CBRL GROUP, INC.


                                           By: /s/ Dan W. Evins
                                               ---------------------------------
Attest:
    /s/ James F. Blackstock
-----------------------------------
Secretary
                                           CRACKER BARREL OLD COUNTRY
                                           STORE, INC.


                                           By: /s/ Dan W. Evins
                                               ---------------------------------
Attest:
    /s/ James F. Blackstock
-----------------------------------
Secretary
                                           LRI MERGER CORPORATION


                                           By: /s/ Ronald N. Magruder
                                               ---------------------------------
Attest:
   /s/ James F. Blackstock
-----------------------------------
Secretary

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